SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2003

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                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)


         WASHINGTON                      0-24543                 91-1615590
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)                               Identification No.)


                             8160 - 304th Avenue SE
                              Building 3, Suite A
                           Preston, Washington 98050

              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (425) 222-5022



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Item 5.   Other Events and Required FD Disclosure.

         On October 10, 2003, Cost-U-Less, Inc. (the "Company") issued a press release updating its previous announcement that it had entered into preliminary discussions with ASSI, Inc. regarding a potential acquisition by ASSI of all outstanding shares of the Company's common stock. The Company stated in its release that discussions regarding an acquisition of all of the Company's outstanding shares are no longer active, but the parties are continuing to discuss a potential cash investment by ASSI pursuant to the purchase of unregistered newly-issued shares of the Company's common stock.

         The Company also announced in this press release the reopening of its Dededo store in Guam on October 3, 2003.

         A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

         Exhibit No.           Description
         -------------         -------------------------------------------------

         99.1                  Press release of Cost-U-Less, Inc. dated October
                               10, 2003

Item 12.  Results of Operations and Financial Condition

         The information in this Item 12 "Results of Operations and Financial Condition" and the portion of the exhibit attached hereto relating to the Company's results of operation and financial condition shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

         In the October 10, 2003 press release, the Company also announced an increase of 9.9% in same store sales (stores open a full 13 months) for the fiscal quarter ending September 28, 2003.

         A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Cost-U-Less, Inc.


October 13, 2003                      By:  /s/ J. Jeffrey Meder
                                           ------------------------------------
                                           J. Jeffrey Meder, President


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                                  EXHIBIT INDEX


         Exhibit No.           Description
         -------------         -------------------------------------------------

         99.1                  Press release of Cost-U-Less, Inc. dated October
                               10, 2003


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